UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 26, 2012

AMERITRANS CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	814-00193	52-2102424
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Jericho Quadrangle Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (212) 355-2449

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 26, 2012 (the “Effective Date”), the board of directors (the “Board”)of Ameritrans Capital Corporation (the “Company”) amended and restated the Company’s bylaws (as amended and restated, the “Restated Bylaws”).  The bylaws of the Company in effect prior to the Effective Date are referred to herein as the “Prior Bylaws”.   The Restated Bylaws are intended primarily to update the Prior Bylaws to reflect statutory and case law developments since the Prior Bylaws were adopted and to include provisions commonly found in the bylaws of public Delaware corporations.  Set forth below is a summary of the material amendments to the provisions of the Prior Bylaws that are contained in the Restated Bylaws.

Stockholders’ Meetings

Article II of the Prior Bylaws was amended and restated in its entirety as set forth in Article II of the Restated Bylaws, including to reflect the following changes:

●
Annual Meetings.  The Restated Bylaws provide that, if required by applicable law, an annual meeting of stockholders shall be held for the election of directors at such date, time and place, if any, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time.  The Prior Bylaws provided that an annual meeting of stockholders be held on the first Friday in the fourth month following the close of the fiscal year (subject to legal holidays) or as soon thereafter as convenient.

●
Special Meetings.  The Restated Bylaws provide that special meetings of stockholders may only be called by the Chairman of the Board, the President or by directors constituting a majority of the whole Board of Directors, and not by any other person or entity.  The Prior Bylaws provided that special meetings of stockholders could be called by the order of the board of directors, the executive committee or, at the request of holders of 25% of the shares of stock then outstanding and entitled to vote, by the President of the Company.

●
Record Dates.  The Restated Bylaws permit the board of directors to fix dual record dates for stockholders' meetings (i.e., a record date for notice and a record date for voting).  The Prior Bylaws provided for a single record date for stockholders entitled to vote at, and to notice of a stockholders’ meeting.

●
Quorum.  The Restated Bylaws confirm that the quorum for a meeting of stockholders shall be a majority of the outstanding shares of stock entitled to vote at the meeting, and further provide that where a separate vote by a class or series of stock is required, the quorum for purposes of such vote will be one-third of the outstanding shares of such class or series.  The Prior Bylaws did not address the quorum requirement for matters requiring the separate vote of a single class or series of stock.

●
Conduct of Meetings.  The Restated Bylaws provide the person presiding over any meeting of stockholders with the power to adjourn the meeting and include an expanded description of the powers of such person in regulating the conduct of the meeting.  The Prior Bylaws did not contain a comparable provision.

●
Stockholders List.  Consistent with amendments to the General Corporation Law of the State of Delaware (the “DGCL”) adopted since the enactment of the Prior Bylaws, the Restated Bylaws set forth the procedure for creating and providing the list of stockholders in advance of stockholders' meetings.  The Restated Bylaws provide, and the Prior Bylaws provided, that the list be made available at the Company's principal place of business ten days prior to any meeting.  However, the Restated Bylaws also permit the Company to make the list available on an electronic network (provided that the information required to access such network is furnished with the notice of the meeting).  The Restated Bylaws continue to require, consistent with the DGCL, that the list of stockholders  be made available at the place of the meeting for the duration thereof.

●	Inspector of Elections. The Restated Bylaws contain an expanded description of the role of the Inspector of Elections, which description is consistent with the applicable provisions of the DGCL.

●
Advance Notice of Stockholder Business and Nominations.  The Restated Bylaws include several changes with respect to the advance notice of stockholder nominations and business proposals.  The Prior Bylaws provided that notices of stockholder nominations may be provided by a stockholder entitled to vote for the election of directors not less than 14 days nor more than 50 days prior to any meeting of the stockholders called for the election of directors; provided that if less than 21 days’ notice of the meeting had been given to stockholders, such written notice could be delivered in the prescribed manner not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders.  The Prior Bylaws also required that stockholders seeking to nominate directors provide (i) the name, age, business address and, if known, residence address of each proposed nominee, (ii) the principal occupation or employment of each such nominee and (iii) the number of shares of Company stock that were beneficially owned by each such nominee.    The Prior Bylaws did not address advance notice of business proposals.  The Restated Bylaws include a more comprehensive bylaw relating to the advance notice of both stockholder nominations and business proposals, including the following provisions:

o
Timing of Proposals.  The advance notice bylaw set forth in Section 2.12 of the Restated Bylaws (the “Advance Notice Provision”) amends the time periods for delivery of such notices (i.e., notices must be delivered not earlier than the 120th day, but not later than the 90th day, prior to the anniversary of the preceding year's annual meeting, subject to exceptions where the meeting is held outside the ordinary cycle).  By pegging the time period during which notices may be delivered to a fixed date (i.e., the anniversary of the previous annual meeting), the Advanced Notice Provision is intended to create a narrower but more predictable window for the submission of stockholder notices, providing stockholders with greater certainty regarding when they must submit such notices to the Company and setting reasonable limitations on the time during which the Board must focus its energy and attention on assessing and responding to such proposals.

o
Information.  The Advance Notice Provision also contains various changes regarding the nature and quality of the information that must be submitted in conjunction with the notice.  For example, it requires the proposing party to submit, among other things, the text of any business proposal and any material interest of such proponent in such business and requires representations whether the proposing party is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of the percentage of the Company's outstanding stock required to approve or adopt the proposal.  It also requires additional information regarding the nature of the proposing party's interests in the Company, as well as the interests in the Company of any nominees.  For a complete description of the information required to be submitted, see Section 2.12(A)(2) of the Restated Bylaws, which is incorporated herein by reference.

Board of Directors

Article III of the Prior Bylaws was amended and restated in its entirety as set forth in Article III of the Restated Bylaws, including to reflect the following changes:

●
Number of Directors.  The Restated Bylaws provide that the number of directors constituting the whole Board shall be not less than one nor more than 7, the exact number to be determined by the Board.  The Prior Bylaws provided that the number of directors would be determined from time to time by the stockholders of the Company or the Board.

●
Vacancies.  The Restated Bylaws provide that vacancies and newly created directorships may be filled only by the directors then in office, or a sole remaining director, and not by stockholders.  The Prior Bylaws permitted the Board to fill vacancies on the Board, but contained no provision with respect to the stockholders’ ability to fill vacancies.

●
Quorum.  The Restated Bylaws provide that a quorum for any meeting of the Board shall be two-thirds of the whole Board.  The Prior Bylaws provided that a quorum for any meeting of the Board would be a majority of the whole Board.

●
Voting.  The Restated Bylaws provide that, where a quorum is present, the affirmative vote of two-thirds of the directors present at a meeting shall be the act of the Board.    The Prior Bylaws provided that, where a quorum was present, the affirmative vote of a majority of the directors present at the meeting would be the act of the Board.

Committees

Article IV of the Restated Bylaws provide a basic provision authorizing the Board to establish committees thereof, consistent with the ability of the board to establish committees under the Prior Bylaws.  The Restated Bylaws specifically provide for the establishment of a nominating and corporate governance committee, which is charged with proposing nominees for election by the Board.  Although the Restated Bylaws do not specifically name other committees, the Board retains the power to establish and populate such other committees.  The Restated Bylaws also provide that, unless the Board otherwise provides, any committee may establish rules for the conduct of its business.  In the absence of any such rules, any committee shall conduct itself as the Board conducts itself pursuant to Article III of the Restated Bylaws.

Officers

Articles V and VI of the Restated Bylaws amend and restate Articles IV and V, respectively, of the Prior Bylaws.  Articles V and VI of the Restated Bylaws provide for the following specific officers: Chairman of the Board, President, Vice President, Chief Financial Officer, Treasurer, Secretary and Assistant Secretary. The Restated Bylaws include customary descriptions of the duties and powers of such officers.  The Restated Bylaws also provide for the manner in which officers may be elected and terminated, conferring that power largely upon the Board.

Stock

Article VII of the Restated Bylaws, which amends and restates Article VI of the Prior Bylaws to reflect amendments to the DGCL adopted since the effective date of the Prior Bylaws, authorizes the issuance of uncertificated stock.  The Prior Bylaws provided that stockholders would be entitled to stock certificates representing shares of the Company’s capital stock.  The Restated Bylaws also restate the applicable provisions of the DGCL dealing with certificates that are alleged to have been lost, stolen or destroyed, which expands the comparable provision of the Prior Bylaws to provide for the posting of a customary bond in connection with the replacement of a lost, stolen or destroyed stock certificate.

Indemnification and Advancement

Article VIII of the Restated Bylaws incorporates, without material change, the provisions relating to indemnification of, and advancement of expenses to, directors and officers of the Company that were included in the recent amendment to the Company's Prior Bylaws.

Notice Provisions

The Restated Bylaws reflect recent updates to the DGCL which permit notice by electronic transmission.  The Prior Bylaws did not provide for notice by electronic transmission.

Amendments

The Restated Bylaws change the voting standard for the adoption, amendment or repeal thereof by the stockholders.  Under the Restated Bylaws, any amendment or repeal of the bylaws, or the adoption of new bylaws, by the stockholders would require the affirmative vote of two-thirds in voting power of the outstanding capital stock of the Company entitled to vote generally in the election of directors.

The full text of the Restated Bylaws is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Ameritrans Capital Corporation, Effective October 26, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERITRANS CAPITAL CORPORATION

Date: November 1, 2012	By:	/s/ Michael Feinsod
	Name:	Michael Feinsod
	Title:	Chief Executive Officer and President